Exhibit 10.10

MDWERKS, INC.

SUBSCRIPTION AGREEMENT

MDwerks, Inc.
1020 NW 6th Street – Suite 1
Deerfield Beach, FL 33442

Gentlemen:

1.    SUBSCRIPTION.    The undersigned hereby makes application to acquire Fifty Five Thousand ($55,000.00) Dollars principal amount of a 10% promissory note due in One Hundred and Fifty (150) days, with maker entitled to one 60 day extension (‘‘Note’’), and Five Thousand (5,000) shares of the Common Stock of MDwerks, Inc. (the ‘‘Company’’), pursuant to the terms of this Subscription Agreement. This Subscription may be rejected by the Board of Directors of the Company and shall not be binding upon the Company, until executed by the Company.

2.    REPRESENTATION BY THE UNDERSIGNED.    The undersigned represents and warrants as follows:

(a)    The undersigned has relied only on the good faith information provided in writing by the Company, has not relied on any oral representations, has been given ample time and has had the opportunity to ask questions, and has been given access to full and complete information regarding the Company;

(b)    The undersigned recognizes that the Note have not been registered under the Securities Act of 1933 (the ‘‘Securities Act’’), as amended, nor under the securities laws of any state and the undersigned has no right to require such registration and no registration is contemplated;

(c)    The undersigned believes that an investment in the Company is suitable based upon the undersigned's investment objectives and financial needs, and the undersigned has no need for liquidity of this investment with respect to the Note;

(d)    The undersigned has the requisite knowledge to assess the relative merits and risks, is capable of interpreting financial statements, or has relied upon the advice of counsel, accountants and/or purchaser representative(s) with regard to tax aspects, risks and other considerations involved in the investment, and fully understands that the undersigned must look to the undersigned's own advisors with respect to the tax consequences, risks and other considerations in connection with investing in the Company and has consulted with the undersigned's own independent counsel or advisors regarding the tax consequences, risks and other considerations involved in the investment;

(e)    The undersigned is acquiring the Note for long-term investment and not with a view toward resale, fractionalization or division or distribution thereof;

(f)    The undersigned realizes that the Note can not readily be sold as there will be no public market, that it may not be possible to sell or dispose of the Note and therefore the Note must not be purchased, unless the undersigned has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the undersigned can provide for current needs and possible personal contingencies;

(g)    All information which the undersigned has provided to the Company concerning the undersigned's financial position and knowledge of financial business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Board of Directors, the undersigned will immediately provide the Board of Directors with such information;

(h)    The undersigned understands that the books and records of the Company will be available upon reasonable notice for inspection during reasonable business hours at the Company's place of business;

(i)    The undersigned has been provided access to all information requested by the undersigned;

(j)    The Note is being purchased by the undersigned in the undersigned's name solely for the undersigned's own beneficial interest and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization;

(k)    The undersigned is aware that there are certain specific informational requirements which the Company must meet in connection with an offering to any person who is not an Accredited Investor (as defined in Rule 501), pursuant to Rule 501 of Regulation D of the rules and regulations of the Securities and Exchange Commission (‘‘Rule 501’’). There are no such specific informational requirements for offerings to Accredited Investors (as defined in Rule 501). The Company is making the offer and sale of the Note to the undersigned in reliance on the representations by the undersigned that the undersigned is an Accredited Investor (as defined in Rule 501), and the undersigned so acknowledges and reaffirms that the undersigned is an Accredited Investor (as defined in Rule 501); and

(l)    The undersigned is willing and able to bear the economic risk and loss of an investment in the Company in an amount equal to the total purchase price of the Note for which the undersigned is subscribing pursuant to this Subscription Agreement. In making this statement, consideration has been given to whether the undersigned could afford a complete loss of the undersigned's investment.

(m)    Without limiting the foregoing, the undersigned represents that he has read, is aware of and understands the risk factors relative to an investment in the Company set forth in the Company's Registration Statement on Form SB-2 (Registration No. 333-132296), as amended.

3.    INDEMNIFICATION.    The undersigned acknowledges that he understands the meaning and legal consequences of the representations, warranties, and covenants in Sections 2, 4 and 5 hereof and that the Company has relied upon such representations, warranties, and covenants, and the undersigned hereby agrees to indemnify and hold harmless the Company and its controlling persons from and against any and all loss, damage or liability due to or arising out of a breach of any such representation, warranty, or covenant. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to the undersigned under federal or state securities laws. All representations, warranties, and covenants in this Subscription Agreement and the indemnification contained in this Section 3 shall survive the acceptance of this Subscription Agreement and the issuance of the Note to the undersigned.

4.    LIMITATIONS ON TRANSFER OF NOTE.    The undersigned acknowledges that the undersigned is aware that there are substantial restrictions on the transferability of the Note. The undersigned agrees that the Note may not be sold unless (a) such sale is pursuant to an effective registration statement under the Securities Act and all relevant state securities laws or (b) the Company shall have been advised by its counsel that such registration is not required and that such sale is exempt from registration under the Securities Act and any other applicable state securities laws or regulations. The undersigned agrees that the undersigned will give appropriate notice of these restrictions to each person to whom he transfers Note.

5.    COMPLIANCE WITH SECURITIES LAWS.    The undersigned understands and agrees that the following restrictions and limitations are applicable to the undersigned's purchase and resale, pledge, hypothecation, or other transfer of the Note, pursuant to the Securities Act, as amended.

(a)    The undersigned agrees that the Note may not be sold, pledged, hypothecated, or otherwise transferred unless registered under the Securities Act and all applicable state securities laws or exempted therefrom.

(b)    A legend in substantially the following form has been or will be placed on the Note issued to the undersigned:

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

(c)    The legends described in subparagraph (b) above will be placed on any new Note issued upon presentment by the undersigned of any Note issued to the undersigned for transfer.

6.    PIGGYBACK REGISTRATION RIGHTS.

(a)    If the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities (A) for the Company's own account or (B) for the account of any of the holders of its equity securities, then the Company shall give written notice of such proposed filing to the undersigned as soon as practicable (but in no event less than ten (10) days before the anticipated filing date), and such notice shall offer the undersigned the opportunity to register such number of shares of common stock of the Company (‘‘Common Stock’’) underlying the Warrant (if any, as a part of this transaction) as the undersigned may request on the same terms and conditions as the Company's or the holders of equity securities included in such registration statement (a ‘‘Piggyback Registration’’). If the undersigned desires to have his Common Stock included in such registration statement, the undersigned shall so advise the Company in writing (stating the number of shares of Common Stock desired to be registered) within five (5) days after the date of such notice from the Company. The Undersigned shall have the right to withdraw such request for inclusion of shares of Common Stock in any registration statement pursuant to this section by giving written notice to the Company of such withdrawal prior to the effective date of the registration statement. Subject to Section 6(b) below, the Company shall include in such registration statement all such Common Stock requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered.

(b)    Notwithstanding anything contained herein, if the managing underwriter of an offering described in Section 6(a) above delivers a written opinion to the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company shall include in such registration (A) first, the securities being offered for the account of the Company, and (B) second, the number of shares of Common Stock requested to be include that, in the opinion of such Underwriter, can be sold.

(c)    In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (B) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company (a ‘‘Registration Rights Holder’’) pursuant to registration rights granted by the Company, the undersigned agrees not to effect any public sale or distribution of securities of the Company during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending on ninety (90) days after such closing date (or such longer period, not to exceed one hundred fifty (150) days, as may be reasonably requested by the Company or by the managing underwriter or underwriters).

THE UNDERSIGNED REPRESENTS THE UNDERSIGNED HAS READ THIS SUBSCRIPTION AGREEMENT AND THE OFFEREE QUESTIONNAIRE AND FULLY UNDERSTANDS THE TERMS CONTAINED THEREIN AND HEREIN

EXECUTED BY THE UNDERSIGNED this the 24 day of August 2006.

Subscriber printed name	Signature
Print Name of Signatory
Title of Signatory
Social Security or Taxpayer ID#
Address:
Street
City State Zip
Telephone Number

ACCEPTED BY MDWERKS, INC.,
this the 24th day of August, 2006.

By:	Howard B. Katz, Chief Executive Officer

TYPE OF OWNERSHIP (CHECK ONE)

INDIVIDUAL OWNERSHIP (one signature required)	COMMUNITY PROPERTY (one signature if Interest is in one name, i.e. managing spouse; two signatures required if Interest is held in both names)

JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (Both parties must sign)	TENANTS IN COMMON (both parties must sign)

TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the Trust Agreement or other authorization)	CORPORATION (Please include certified corporate resolution authorizing signature)

PARTNERSHIP (Please indicate type and include a copy of the Statement of Partnership or Partnership Agreement authorizing signature)

Please print here the exact name
Subscriber desires on records of the Company.

ALL INFORMATION WILL BE TREATED CONFIDENTIALLY

MDWERKS, INC.

OFFEREE QUESTIONNAIRE

MDwerks, Inc.
1020 NW 6th Street – Suite 1
Deerfield Beach, FL 33442

Gentlemen:

The information contained herein is being furnished by the undersigned in order to determine whether the undersigned's Subscription Agreement to purchase a 10% promissory note due in One Hundred and Fifty (150) days, with maker entitled to one 60 day extension in the original principal amount of Fifty Five Thousand and 00/100 ($55,000.00) Dollars (the ‘‘Note’’), of MDwerks, Inc., a Delaware corporation (the ‘‘Company’’'), may be accepted by the Company pursuant to Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended (the ‘‘Mct’’). The undersigned understands that (a) the Company will rely upon the information contained herein for purposes of determining the availability of said exemptions and (b) the Note will not be registered under the Act in reliance upon the exemption from registration afforded by Section 4(2) of the Act and Regulation D thereunder.

All information furnished is for the sole use of the Company on behalf of the Company and will be held in confidence by the Company, except that this Questionnaire may be furnished to such parties as the Company deems desirable to establish compliance with federal or state securities laws.

In accordance with the foregoing, the following representations and information are hereby made:

1.	The undersigned has knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Company; the undersigned is not utilizing the services of a representative (‘‘Purchaser Representative’’) in connection with evaluating such merits and risks. The undersigned offers as evidence of knowledge and experience in these matters the information requested below on this Offeree Questionnaire.

2.	The undersigned is willing and able to bear the economic risk of an investment in the Company in an amount equal to the total subscription amount. In making this statement, consideration has been given to whether the undersigned could afford a complete loss. The undersigned offers, as evidence of ability to bear the economic risk, the information below on this Offeree Questionnaire.

3.	Except as indicated below, the purchase of the Note will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

(Please state ‘‘No Exceptions’’ or set forth exceptions to the representation set forth above in this Section 3 and give details. Attach additional pages if necessary.)

4.	The undersigned represents to the Company that (a) the information contained herein is complete and accurate and may be relied upon by the Company and (b) the undersigned will notify the Company immediately of any material change in any of such information occurring prior to acceptance of the Subscription Agreement for the purchase of the Note by the undersigned.

INFORMATION REQUIRED OF EACH PROSPECTIVE PURCHASER:

A.	General Information

1.	Name:

2.	Address, Telephone Number and Facsimile Number:

3.	Address for notice purposes:

4.	If applicable, Employer or business association and position:

5.	If applicable, U.S. Taxpayer Identification Number or Social Security Number:

B.	Accredited Investor Status

PLEASE CHECK APPROPRIATE BOX TO VERIFY THE UNDERSIGNED'S STATUS AS AN ACCREDITED INVESTOR. THIS INFORMATION IS SOLELY FOR BOARD OF DIRECTOR'S RECORDS AND CONSTITUTES A MATERIAL PART OF THESE EXECUTION DOCUMENTS. FAILURE TO COMPLETE WILL DISQUALIFY A PROSPECTIVE PURCHASER FROM BEING ABLE TO PURCHASE NOTE FROM THE COMPANY. FAILURE TO QUALIFY UNDER ONE OF CATEGORIES 1 THROUGH 9 WILL RENDER A PROSPECTIVE PURCHASER UNSUITABLE FOR THIS INVESTMENT.

The undersigned is:

1.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.
2.	A natural person who had individual income in excess of $200,000 in each of the two most recent years and who reasonably expects individual income in excess of $200,000 in the current year or joint income with that person's spouse in excess of $300,000 in each of these years and expects to have at least that much in the current year.
3.	A director or executive officer of the issuer of the securities being offered or sold, or any director, executive officer, general partner of a general partner or manager of a manager of that issuer.
4.	A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company defined in Section 2 (13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meanings of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000.
5.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
6.	An organization described in Section 501(c)(3) of the Internal Revenue Code or a corporation with total assets in excess of $5,000,000 and not formed for the purpose of acquiring the Common Stock.
7.	An insurance company as defined in Section 2(13) of the Act.
8.	A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring Common Stock, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company.

9.	An entity in which all of the equity owners are accredited investors (as defined in Rule 501 of Regulation D of the rules and regulations of the Securities and Exchange Commission.
10.	None of the above.

3.	EDUCATION BACKGROUND

School(s) and Degrees:

D.	BUSINESS AND EMPLOYMENT INFORMATION

Name of Employer or Business:

Nature of Business:

Position and Duties:

Prior occupations during past five years:

1.	I have personally invested in excess of $ over the past five years, including investments during such periods in excess of $ in investments not registered for sale to the public under applicable federal and state securities laws.

2.	I consider myself to be an experienced and sophisticated investor and I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Note offered by the Company:

Yes             No

3.	I understand the full nature and risk of investment in the Note and the Warrant offered by the Company, and I feel I can afford the complete loss of the investment:

Yes             No

4.	Set forth below are the types of private investments I have made in the past five years, with particular attention to investments in nonmarketable investment participations:

E.	NASD AFFILIATION

1.	If you are a corporation, the following questions should also be answered with respect to your officers, directors and holders of 5% or more of your equity securities; if you are a partnership, such questions should also be answered with respect to your general partners.

(a) Are you (i) a member of the NASD, (ii) an affiliate of a member of the NASD, (iii) a person associated with a member or an associated person of a member of the NASD? If so, describe the relationship.

If you answered ‘‘yes’’ above, then in connection with your direct or indirect affiliation or association with a member of the NASD, please furnish the identity and address of such NASD member.

Name of Subscriber
Signature
Date:	Title